Narrative for the Hypothetical Illustration 1 - Variable Second-To-Die - New
York

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner: II. Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $925,000 or 134% x $72,977.95
                       = $925,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $59,395.69
+ Annual Premium*                     $18,000.00
- Premium Expense Charge**             $1,710.00
- Monthly Deduction***                 $1,275.38
- Mortality & Expense Charge****         $674.94
+ Hypothetical Rate of Return*****      ($757.43)
                                       ---------
=                                        $72,978 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 9.5% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee, and a monthly cost of insurance (COI) deduction. The monthly policy fee applies in policy years 1-15. The monthly COI charges for year 5 are:

             Month                 COI
             1                   $76.17
             2                   $76.19
             3                   $76.21
             4                   $76.23
             5                   $76.25
             6                   $76.27
             7                   $76.29
             8                   $76.31
             9                   $76.33
            10                   $76.35
            11                   $76.37
            12                   $76.39

            Total               $915.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

          Month            Interest
             1             ($64.18)
             2             ($63.98)
             3             ($63.79)
             4             ($63.60)
             5             ($63.41)
             6             ($63.21)
             7             ($63.02)
             8             ($62.83)
             9             ($62.64)
            10             ($62.45)
            11             ($62.26)
            12             ($62.07)
         Total            ($757.43)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $72,977.95
- Year 5 Surrender Charge           $3,700.00
                                    ---------
=                                     $69,278  (rounded to the nearest dollar)

III. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner: IV. Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $925,000 or 134% x $87,593.57
                       = $925,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $69,101.34
+ Annual Premium*                     $18,000.00
- Premium Expense Charge**             $1,710.00
- Monthly Deduction***                 $1,262.47
- Mortality & Expense Charge****         $762.40
+ Hypothetical Rate of Return*****     $4,227.10
                                       ---------
=                                        $87,594 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 9.5% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee, and a monthly cost of insurance (COI) deduction. The monthly policy fee applies in policy years 1-15. The monthly COI charges for year 5 are:

              Month               COI
              1                  $75.30
              2                  $75.28
              3                  $75.26
              4                  $75.25
              5                  $75.23
              6                  $75.21
              7                  $75.20
              8                  $75.18
              9                  $75.16
             10                  $75.15
             11                  $75.13
             12                  $75.11

             Total              $902.47

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             1               $348.17
             2               $348.90
             3               $349.64
             4               $350.38
             5               $351.12
             6               $351.87
             7               $352.62
             8               $353.37
             9               $354.12
            10               $354.88
            11               $355.64
            12               $356.40

            Total          $4,227.10

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $87,593.57
- Year 5 Surrender Charge           $3,700.00
                                    ---------
=                                     $83,894  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner: VI. Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $925,000 or 134% x $104,721.76
                       = $925,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $80,028.18
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**            $1,710.00
- Monthly Deduction***                $1,247.66
- Mortality & Expense Charge****        $860.86
+ Hypothetical Rate of Return*****   $10,512.10
                                     ----------
=                                      $104,722  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 9.5% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee, and a monthly cost of insurance (COI) deduction. The monthly policy fee applies in policy years 1-15. The monthly COI charges for year 5 are:

              Month                COI
              1                  $74.31
              2                  $74.25
              3                  $74.19
              4                  $74.13
              5                  $74.07
              6                  $74.01
              7                  $73.94
              8                  $73.88
              9                  $73.82
             10                  $73.75
             11                  $73.69
             12                  $73.62

             Total              $887.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

          Month             Interest
             1               $842.86
             2               $848.72
             3               $854.64
             4               $860.60
             5               $866.61
             6               $872.67
             7               $878.77
             8               $884.93
             9               $891.14
            10               $897.40
            11               $903.71
            12               $910.07
         Total            $10,512.10

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $103,536.53
- Year 5 Surrender Charge           $17,760.11
                                    ----------
=                                      $85,776  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner: II. Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $925,000 or 134% x $72,977.95
                       = $925,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $59,395.69
+ Annual Premium*                     $18,000.00
- Premium Expense Charge**             $1,710.00
- Monthly Deduction***                 $1,275.38
- Mortality & Expense Charge****         $674.94
+ Hypothetical Rate of Return*****      ($757.43)
                                       ---------
=                                        $72,978 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 9.5% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee, and a monthly cost of insurance (COI) deduction. The monthly policy fee applies in policy years 1-15. The monthly COI charges for year 5 are:

         Month                COI
             1               $76.17
             2               $76.19
             3               $76.21
             4               $76.23
             5               $76.25
             6               $76.27
             7               $76.29
             8               $76.31
             9               $76.33
            10               $76.35
            11               $76.37
            12               $76.39

         Total              $915.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

          Month            Interest
             1             ($74.33)
             2             ($74.06)
             3             ($73.79)
             4             ($73.52)
             5             ($73.25)
             6             ($72.98)
             7             ($72.71)
             8             ($72.44)
             9             ($72.17)
            10             ($71.90)
            11             ($71.63)
            12             ($71.37)
         Total            ($874.14)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $72,977.95
- Year 5 Surrender Charge             $3,700.00
                                      ---------
=                                       $69,278  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner: IV. Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $925,000 or 134% x $87,593.57
                       = $925,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $69,101.34
+ Annual Premium*                     $18,000.00
- Premium Expense Charge**             $1,710.00
- Monthly Deduction***                 $1,262.47
- Mortality & Expense Charge****         $762.40
+ Hypothetical Rate of Return*****     $4,227.10
                                       ---------
=                                        $87,594 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 9.5% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee, and a monthly cost of insurance (COI) deduction. The monthly policy fee applies in policy years 1-15. The monthly COI charges for year 5 are:

         Month                 COI
             1               $75.30
             2               $75.28
             3               $75.26
             4               $75.25
             5               $75.23
             6               $75.21
             7               $75.20
             8               $75.18
             9               $75.16
            10               $75.15
            11               $75.13
            12               $75.11

         Total              $902.47

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             1               $348.17
             2               $348.90
             3               $349.64
             4               $350.38
             5               $351.12
             6               $351.87
             7               $352.62
             8               $353.37
             9               $354.12
            10               $354.88
            11               $355.64
            12               $356.40
            Total          $4,227.10

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $87,593.57
- Year 5 Surrender Charge             $3,700.00
                                      ---------
=                                       $83,894  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner: VI. Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $925,000 or 134% x $104,721.76
                       = $925,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $80,028.18
+ Annual Premium*                     $18,000.00
- Premium Expense Charge**             $1,710.00
- Monthly Deduction***                 $1,247.66
- Mortality & Expense Charge****         $860.86
+ Hypothetical Rate of Return*****    $10,512.10
                                      ----------
=                                       $104,722 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 9.5% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee, and a monthly cost of insurance (COI) deduction. The monthly policy fee applies in policy years 1-15. The monthly COI charges for year 5 are:

             Month             COI

             1               $74.31
             2               $74.25
             3               $74.19
             4               $74.13
             5               $74.07
             6               $74.01
             7               $73.94
             8               $73.88
             9               $73.82
            10               $73.75
            11               $73.69
            12               $73.62

            Total           $887.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             1               $842.86
             2               $848.72
             3               $854.64
             4               $860.60
             5               $866.61
             6               $872.67
             7               $878.77
             8               $884.93
             9               $891.14
            10               $897.40
            11               $903.71
            12               $910.07

            Total         $10,512.10

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $104,721.76
- Year 5 Surrender Charge            $3,700.00
                                     ---------
=                                     $101,022  (rounded to the nearest dollar)